UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K



                       CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):Sept. 24, 1997

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                                                (Sept. 24, 1997)

                                                ---------------

                        Bradlees, Inc.

                        --------------

     (Exact Name of Registrant As Specified In Its Charter)





                        Massachusetts

                        -------------

       (State Or Other Jurisdiction of Incorporation)





        1-11134                              04-3156108

        -------                              ----------

(Commission File Number)       (IRS Employer Identification No.)





One Bradlees Circle; Braintree, Massachusetts           02184

---------------------------------------------           -----

  (Address Of Principal Executive Offices)           (Zip Code)





                         (781) 380-3000

                         --------------

     (Registrant's telephone number, including area code)





                         Not Applicable

                         --------------

(Former name or former address,  if changed since last report)





                   Exhibit Index on Page 4

Item 4:  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT



      On September 24, 1997, the Audit Committee of the Board of Directors of Bradlees, Inc. (the "Company") recommended the appointment of Arthur Andersen LLP ("AA") as certifying accountants for the Company replacing Deloitte & Touche LLP ("D&T"), who has been dismissed, effective on September 24, 1997 and the appointment along with the dismissal was approved by the Board of Directors. Subject to the approval of the United States Bankruptcy Court for the Southern District of New York, the Company will engage AA to audit the Company's financial statements for the fiscal year ending January 31, 1998 and to conduct reviews of the Company's quarterly periods and income tax returns.



      There were no disagreements between D&T and the Company's management at the decision-making level during the two most recent fiscal years and the subsequent interim periods (the "Reporting Period"), which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no reportable events, as defined in Item 304(a)(i)(v) of Regulation S-K, during the Reporting Period.



      D&T's reports on the consolidated financial statements for the years ended February 1, 1997 and February 3, 1996 expressed an unqualified opinion and included explanatory paragraphs relating to the following:



      February 1, 1997 report:



      A) The Company's filing for reorganization protection under chapter 11 of the Federal Bankruptcy Code



      B) The Company's 1996 and 1995 losses from operations and stockholders' deficiency which raise substantial doubt about the Company's ability to continue as a going concern



      C)  The adoption of Statement of Financial Accounting
Standards (SFAS) No. 112 effective January 30, 1994.



      February 3, 1996 report:



      A) The Company's filing for reorganization protection under chapter 11 of the Federal Bankruptcy Code.



      B) The Company's 1995 loss from operations and stockholders' deficiency which raise substantial doubt about the Company's ability to continue as a going concern



      C) The adoption of Statement of Financial Accounting Standards (SFAS) No. 112 effective January 30, 1994, and the adoption of SFAS No. 106, change in method of discounting accrued workers compensation and general liability claims, and change in method of calculating retail price indices used in valuing inventories under the LIFO retail method effective January 31, 1993.



      During the Reporting Period, neither the Company nor anyone on its behalf has consulted AA regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, and AA has not provided a written or oral report or advice that Bradlees' management concluded was an important factor considered by the registrant in reaching a decision on the issue.





Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

         AND EXHIBITS



Exhibit: 16  Letter of Deloitte & Touche LLP, dated October 1, 1997, to the Securities and Exchange Commission.

                       INDEX TO EXHIBITS



Exhibit No.                 Exhibit                  Page No.

    16           Letter from Deloitte & Touche LLP       6

                         BRADLEES, INC.

                        AND SUBSIDIARIES



                           SIGNATURES

                           ----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BRADLEES, INC.



Date:  September 30, 1997      By  /s/ PETER THORNER

                                   -----------------------------

                                   Peter Thorner

                                   Chairman and

                                   Chief Executive Officer





Date:  September 30, 1997       By /s/ CORNELIUS F. MOSES III

                                   -----------------------------

                                  Cornelius F. Moses III

                                  Senior Vice President,

                                  Chief Financial Officer

                                                EXHIBIT 16



Deloitte & Touche LLP

125 Summer Street

Boston, MA  02110-1617





October 1, 1997



Securities and Exchange Commission

Mail Stop 8-5

450 5th Street, N.W.

Washington, D.C.  20549



Dear Sirs/Mesdames:



We have read and agree with the comments in Item 4 of Form 8-K of Bradlees, Inc. dated September 24, 1997.



Yours truly,



/s/ Deloitte & Touche LLP

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